Exhibit 10.54

AMENDMENT NO. 2

TO LICENSE AGREEMENT

THIS AMENDMENT NO. 2 TO LICENSE AGREEMENT (the “Amendment No. 2”) is effective as of July 1, 2023, and is entered into by and between ABG-Vince LLC (“Licensor”) and Vince, LLC (“Licensee”) concerning that certain License Agreement dated as of the Closing Date (as defined therein) (the “Original Agreement”) and amended as of May 25, 2023 (“Amendment No. 1” and together with the Original Agreement, the “Agreement”).

In consideration of the mutual covenants and agreements hereinafter contained on the part of each of the parties hereto to be kept, observed and performed, and for such other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.
Defined Terms. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Agreement. For the avoidance of doubt, from and after the date hereof, references to the Agreement in the Original Agreement, Amendment No. 1, and this Amendment No. 2 shall refer to the Agreement as modified by the terms of Amendment No. 1 and further modified by the terms of this Amendment No. 2.
2.
No Tailored Men’s Products. From and after the date hereof, a new Section 4(d) shall be added to the Commercial Terms of the Agreement as follows:

“(d) No Tailored Men’s Products. Notwithstanding anything to the contrary contained in this Agreement, Licensee hereby acknowledges and agrees that the Product(s) hereunder that are designed for adult men: (A) specifically exclude all tailored clothing products designed to be sold in men’s tailored clothing departments of Approved Accounts (and elsewhere), including without limitation suits, suit separates, sport coats, formalwear, dress trousers, and topcoats that are alpha-numerically sized, (B) shall never be sold to the tailored clothing buyers of Approved Accounts, (C) shall never be sold to the tailored clothing departments of Approved Accounts, and (D) shall never be sold or marketed as part of a tailored clothing collection. For clarity, except as expressly set forth in this Section 4(d), nothing in this Section 4(d) of the Commercial Terms shall prohibit or restrict the marketing or sale of any other men’s products included in the definition of Products (whether or not alpha-numerically sized), provided that such products are not designed to be sold in, and are not sold to Approved Accounts for retail sale in, tailored clothing departments of retail stores.”

3.
Schedule D (Pre-Approved Manufacturers). From and after the date hereof, Schedule D of the Agreement is hereby amended to add the following [***]

4.
Miscellaneous.

(a)
Except as modified by this Amendment No. 2, all terms and conditions of the Agreement shall remain in full force and effect. For the avoidance of doubt, this Amendment No. 2 and the terms hereof constitute Confidential Information under the Agreement.

(b)
This Amendment No. 2 may be signed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument. Facsimile, photographic and/or PDF copies of counterpart signature pages shall be deemed original counterpart pages for all purposes hereunder. Each of the parties agrees that an electronic signature evidencing a party’s execution of this Amendment No. 2 shall be effective as an original signature and may be used in lieu of the original for any purpose.
(c)
This Amendment No. 2 and the legal relations among the parties hereto shall be governed by, and construed in accordance with, the state laws of the State of New York (including, without limitation, with respect to full faith and credit accorded to the United States federal laws, e.g., the United States Lanham Act), notwithstanding any conflict of law provisions to the contrary.

(d)
In the event one (1) or more of the provisions of this Amendment No. 2, should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment No. 2, and this Amendment No. 2, shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first set forth above.

AGREED AND ACCEPTED

“Licensor” “Licensee”

ABG-Vince LLC Vince, LLC

By: /s/ Jay Dubiner By: /s/ Jonathan Schwefel

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Jay Dubiner

Chief Legal Officer 2/21/2024 | 9:58 AM EST

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Jonathan Schwefel

Chief Executive Officer

2/20/2024